UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2013

SIGNATURE OFFICE REIT, INC.
(Exact name of registrant specified in its charter)

Maryland	000-54248	26-0500668
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	IRS Employer Identification No.

6200 The Corners Parkway
Norcross, Georgia 30092-3365
(Address of principal executive offices)

Registrant's telephone number, including area code: (770) 449-7800

Wells Core Office Income REIT, Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Transition Services Agreement
Effective with the termination of the advisory agreement with Wells Core Office Income REIT Advisory Services, LLC as further described in Item 1.02 below, on January 1, 2014, Signature Office REIT, Inc., formally known as Wells Core Office Income REIT, Inc. (the “Registrant”), and its wholly owned subsidiary, Signature Office Operating Partnership, L.P. (the "Operating Partnership"), entered into a Transition Services Agreement (the “TSA”) with Wells Real Estate Funds, Inc., the Registrant's sponsor (“WREF”), and Wells Core Office Income REIT Advisory Services, LLC (the "Advisor," and together with WREF and their respective affiliates, “Wells”) for the period from January 1, 2014 through June 30, 2014, pursuant to which Wells will provide certain consulting, support and transitional services (as set forth in the TSA) to the Registrant at the direction of the Registrant in order to facilitate the Registrant's successful transition to self-management. The material terms of the TSA were previously disclosed in a Current Report on Form 8-K filed with the SEC on November 26, 2013 and a form of the agreement was filed as an exhibit thereto.
Item 1.02 Termination of a Material Definitive Agreement.

Effective December 31, 2013, the Registrant terminated its advisory agreement in effect since June 11, 2013 under which the Advisor performed certain key functions on behalf of the Registrant, including, among others, the investment of capital proceeds and management of day-to-day operations. As a result of the termination of the advisory agreement, the Registrant will no longer pay asset management and other certain fees to the Advisor and the Advisor will no longer perform the key functions described in the advisory agreement on behalf of the Registrant.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 31, 2013, the Registrant's board of directors (the "Board") accepted the resignation of Leo F. Wells from his positions as President and Chairman of the Board. Mr. Wells's decision to resign was not the result of any disagreement with the Registrant. Effective December 31, 2013, Frank M. Bishop, an independent director, was appointed Chairman of the Board.

Executive Compensation Arrangement

On January 1, 2014, the Registrant entered into an employment agreement with Douglas P. Williams, the Registrant’s Chief Operating Officer and Executive Vice President, the terms of which commenced on January 1, 2014 and will terminate on December 31, 2015. The agreement provides for a one-year renewal period at the option of the Registrant. The employment agreement provides for a base salary of $300,000 and the potential for a lump sum discretionary bonus of $50,000 for each year of the agreement. Pursuant to the employment agreement, Mr. Williams is entitled to participate in all benefit, incentive, savings and retirement plans and programs available to employees of the Registrant.

The employment agreement provides for certain severance benefits if employment is terminated by the Registrant without “cause” or if Mr. Williams resigns for “good reason” (each as defined in the employment agreement), as follows:

(a) severance equal to one times his then-current base salary, payable in installments over a 12-month period, or, if the termination occurs during the period commencing 60 days prior to a “change in control” of the Registrant (as defined in the employment agreement) and concluding on the one-year anniversary of a “change in control,” severance equal to one times his then-current base salary, payable in a single lump sum;

(b) expiration of any restrictions on any outstanding equity awards that expire solely on Mr. Williams’s continuous service with the Registrant, and immediate vesting of any outstanding equity awards that vest based solely on continuous service with the Registrant.

In the event that Mr. Williams’s employment terminates due to death or disability during the term of the employment agreement, then Mr. Williams will receive accelerated vesting of his outstanding equity awards as described in subsection (b) above but will not receive any severance payments.

During the term of the employment agreement and for a period of one year thereafter, Mr. Williams has agreed to certain non-competition and non-solicitation provisions. In addition, Mr. Williams has agreed to certain non-disclosure provisions and intellectual property right provisions, applicable both during and after his employment with the Registrant.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 2, 2014, the Registrant filed an amendment to its Articles of Amendment and Restatement with the State Department of Assessments and Taxation of Maryland to effect a change of the name of the Registrant to “Signature Office REIT, Inc.”

Effective January 2, 2014, the Registrant changed the name of the Operating Partnership to “Signature Office Operating Partnership, L.P.”

Effective January 2, 2014, the Registrant changed the name of Wells Core Office Income Holdings, LLC, the Registrant's wholly owned subsidiary, to “Signature Office Holdings, LLC”

Item 7.01  Regulation FD Disclosure.

On January 3, 2014, the Registrant issued a press release and sent two letters to its stockholders to announce its new name, the termination of the advisory agreement with the Advisor, its new management structure, and the appointment of a new Chairman of the Board. A copy of this press release and letters are provided as Exhibits 99.1, 99.2 and 99.3, respectively, to this Current Report on Form 8-K.

The information in this Item 7.01 in this Current Report on Form 8-K and the attached Exhibits 99.1, 99.2 and 99.3 are furnished to the SEC, and shall not be deemed to be “filed” with the SEC for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Articles of Amendment dated January 2, 2014

99.1	Press Release

99.2	Investor Letter from Leo F. Wells

99.3	Investor Letter from Douglas P. Williams

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGNATURE OFFICE REIT, INC.

Dated: January 3, 2014	By:	/s/ Glen F. Smith
Glen F. Smith
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Articles of Amendment dated January 2, 2014

99.1	Press Release

99.2	Investor Letter from Leo F. Wells

99.3	Investor Letter from Douglas P. Williams